UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 26, 2005


                          HOLLINGER INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


               1-14164                                  95-3518892
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       (Commission File Number)            (I.R.S. Employer Identification No.)


    712 FIFTH AVENUE, NEW YORK, NY                         10019
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(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (212) 586-5666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     OTHER EVENTS

              On January 26, 2005, the Compensation Committee of the Board of Directors of Hollinger International Inc. (the "Company") adopted a form of Deferred Stock Unit Agreement (the "Agreement") that sets forth the general terms under which deferred stock units can be granted to eligible employees under the Company's 1999 Stock Incentive Plan. The deferred stock units entitle their holder to receive one share of the Company's Class A Common Stock, on a pre-determined vesting date or vesting dates, subject to the terms of the 1999 Stock Incentive Plan and the Agreement. The deferred stock units vest in accordance with the following schedule:

              (i) 25% of the deferred stock units awarded will vest and become nonforfeitable on each of the first, second, third and fourth anniversaries of the grant date, unless forfeited earlier under paragraph (v) below;

              (ii) Upon the unit holder's termination of employment by death or permanent disability, the deferred stock units which have not yet vested will vest and become nonforfeitable on the date of such death or permanent disability;

              (iii) Upon the unit holder's termination of employment by reason of retirement from the Company or its subsidiaries at or after attaining the age of 59 1/2 and after having served as an employee of the Company or its subsidiaries for at least five continuous years, the deferred stock units which have not yet vested will vest and become nonforfeitable on such termination of employment;

              (iv) Upon a change in control (as defined in the Agreement); or

              (v) Unless the Compensation Committee of the Company determines otherwise in its sole discretion, if the unit holder's employment with the Company terminates for any reason other than paragraphs
              (i), (ii) or (iii) above, the deferred stock units which have not vested as of the date of such termination of employment will be permanently forfeited on such termination date.

A copy of the form of Agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(a)           None.

(b)           None.

(c)           Exhibits.


EXHIBIT
NUMBER        DESCRIPTION OF EXHIBITS
-------       -----------------------

 99.1         Form of Deferred Stock Unit Agreement

                                SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       HOLLINGER INTERNATIONAL INC.
                                              (Registrant)


Date:   February 22, 2005              By:    /s/ James R. Van Horn
                                              --------------------------------
                                       Name:  James R. Van Horn
                                       Title: VP, General Counsel and Secretary

                                  EXHIBIT INDEX
                                  -------------


EXHIBIT
NUMBER        DESCRIPTION OF EXHIBITS
-------       -----------------------

 99.1         Form of Deferred Stock Unit Agreement